UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) August 5, 2005
S&C Holdco 3, Inc.
(Exact Name of Registrant As Specified In Its Charter)

Delaware	333-100717	81-0557245
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1770 Promontory Circle, Greeley, CO	80634
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code (970) 506-8000
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURE
Press Release

Item 8.01 Other Events
On February 16, 2006 Swift & Company, a wholly owned subsidiary of S&C Holdco 3, Inc. (“Swift Holdings”), announced plans to introduce new value-added processing equipment and line configuration upgrades to its Greeley beef production facility. Expected operational improvements resulting from the plant upgrades will drive the consolidation of the primary fabrication and value-added processing from two shifts into a single shift beginning in April 2006. This consolidation is expected to temporarily displace approximately 300 employees in the short term.
Item 9.01 Financial Statements and Exhibits
(c) Exhibits
99.1	Press Release dated February 16, 2006

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 16, 2006	S&C Holdco 3, Inc.
	By:	/s/ Danny C. Herron
Chief Financial Officer, Executive Vice President-Finance & Controls